UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 27, 2020

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

(a)Park held its 2020 Annual Meeting of Shareholders (the "2020 Annual Meeting") on April 27, 2020. At the close of business on February 28, 2020 (the record date for the 2020 Annual Meeting), there were 16,270,436 common shares outstanding and entitled to vote. At the 2020 Annual Meeting, 13,385,203, or 82.26%, of the outstanding Park common shares entitled to vote were represented by proxy or in person.

(b)(i) Directors elected at the 2020 Annual Meeting for a three-year term to expire at the 2023 Annual Meeting of Shareholders and the vote with respect to each such director (there were no other nominees):

	Number of Votes
	For	Against	Broker Non-Votes	Abstentions
C. Daniel DeLawder	10,621,631	175,718	2,533,490	54,364
Alicia J. Hupp	10,734,698	65,306	2,533,490	51,709
Matthew R. Miller	10,688,021	94,980	2,533,490	68,712
Robert E. O’Neill	10,688,040	80,833	2,533,490	82,840

(ii) With respect to the vote to approve the non-binding advisory resolution to approve the compensation of Park's named executive officers as disclosed in the proxy statement for the 2020 Annual Meeting:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
10,420,238	269,429	2,533,490	162,046

(iii) With respect to the vote to ratify the appointment of Crowe LLP as Park's independent registered public accounting firm for the fiscal year ending December 31, 2020:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
13,168,672	150,754	—	65,777

(c) Not applicable.

(d) Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 29, 2020	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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